Exhibit 10.2

                             AMENDMENT NO. 1 TO THE
                        EMPLOYMENT CONTINUATION AGREEMENT

      This Amendment No. 1 (this "Amendment") to the Employment Continuation Agreement dated October 15, 2001 (the "Agreement") by and among John Hancock Life Insurance Company, a Massachusetts corporation (the "Company"), John Hancock Financial Services, Inc., a Delaware corporation ("JHFS"), Michael A. Bell (the "Executive") and Manulife Financial Corporation, a corporation organized under the laws of Canada ("Manulife"), is dated this 28th day of September, 2003.

      WHEREAS, the Agreement provides benefits and protection to the Executive in the event of a Change in Control or Potential Change in Control (as such terms are defined in the Agreement);

      WHEREAS, JHFS, Manulife and Jupiter Merger Corporation ("Merger Co.") have entered into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement") pursuant to which, and subject to the terms and conditions of which, Merger Co. will merge with JHFS (the "Merger");

      WHEREAS, the Company, JHFS, the Executive and Manulife are entering into this Amendment in reliance upon the acknowledgment by the Company, JHFS, the Executive and Manulife that the Merger and the other transactions contemplated by the Merger Agreement will, upon consummation thereof at the Effective Time, constitute a "Change of Control" under the Agreement; and

      WHEREAS, in connection with the Merger, the Company, JHFS and the Executive desire to amend the Agreement as set forth herein, and, for certain purposes set forth below, Manulife desires to become a party to this Amendment.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is hereby agreed among the Company, JHFS, the Executive and Manulife as follows:

1. All capitalized, undefined terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

2. This Amendment shall become effective as of the date first set forth above; provided, however, that if the Merger Agreement is terminated prior to the Effective Time (as defined in the Merger Agreement), then this Amendment shall automatically terminate and shall be of no further force or effect. Each of the Company, JHFS, the Executive and Manulife acknowledges that the Merger and the other transactions contemplated by the Merger Agreement will, upon consummation thereof at the Effective Time, constitute a "Change of Control" under the Agreement.

3.    Sections 6 and 7 of the Agreement are hereby amended as follows:

            (a) Section 6(d) of the Agreement is amended by deleting the last paragraph thereof and substituting therefor the following:

            "Notwithstanding anything herein to the contrary, termination of employment by the Executive for any reason at any time during the one hundred eighty (180) day period commencing on the first anniversary date of the Effective Time of the Merger (as such terms are defined in the Agreement and Plan of Merger dated September 28, 2003 by and among Manulife, JHFS and Merger Co. (the "Merger Agreement")) shall be deemed to constitute Good Reason."

            (b) Section 7(b-2) of the Agreement shall be amended by deleting the entire section thereof and Section 7(b-1) shall be renamed "Section 7(b)" and all references to Section 7(b-1) shall thereafter be deemed to be references to
Section 7(b); and

            (c) Subsection (iii) of Section 7(c) of the Agreement shall be amended by deleting the entire section thereof and substituting therefor the following:

            "Section Intentionally Omitted."

4. By executing this Amendment, Manulife hereby expressly assumes and agrees to perform the Agreement, as amended by this Amendment, in accordance with
      Section 13 thereof; provided, however that the Executive hereby acknowledges and agrees that in no event shall anything in this Amendment (or the Agreement) be construed or applied to entitle the Executive to receive payments or benefits under the Agreement that are duplicative of any payments or benefits provided to the Executive by any of the Company, JHFS or Manulife under any other agreement or plan that provides for payments or benefits upon a change of control. Manulife further acknowledges and agrees to be bound by (1) the methodologies for determining the amounts payable to the Executive pursuant to the provisions of Sections 7(c), 7(d) and 7(f) of the Agreement and (2) the amounts that would be payable to the Executive if the Executive were entitled to receive the payments and benefits set forth in such Sections as of the Closing Date (as such term is defined in the Merger Agreement) in each case as such methodologies and amounts are set forth on Schedule A attached hereto. Manulife acknowledges that, in accordance with the Agreement, the Company shall designate in writing primary and alternate Accountants to Manulife on or prior to the Closing Date.

5. Except as amended by this Amendment, all other terms of the Agreement shall remain in full force and effect; provided, that, until the earlier to occur of (i) the date that this Amendment terminates and is of no further force and effect pursuant to Section 2 of this Amendment and (ii) the Effective Time of the Merger, the Company, JHFS and the Executive each hereby agrees and acknowledges that the Agreement (as amended by this Amendment) shall not be amended without the prior written consent of Manulife. This Amendment shall apply solely to the transactions contemplated by the Merger Agreement and not to any transaction with a party other than Manulife and Merger Co.

6. Subject to Section 5 of this Amendment, this Amendment shall be subject to the "Miscellaneous" provisions contained in Section 14 of the Agreement, which are incorporated by reference herein, provided that any notice or other communication under the Agreement or this Amendment to be delivered to Manulife shall be provided to the following address in accordance with
      Section 14(e) of the Agreement: Manulife Financial

      Corporation, 200 Bloor Street East, Toronto, Ontario M4W 1E5, attention:
      General Counsel. This Amendment may be executed in or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Company, JHFS and Manulife have caused this Amendment to be executed in their respective names and on their behalf, all as of the day and year first above written.

                                          JOHN HANCOCK LIFE
                                          INSURANCE COMPANY


                                          By:___________________________
                                             Name: David F. D'Alessandro
                                             Title: Chairman, President and
                                                    Chief Executive Officer

                                          JOHN HANCOCK FINANCIAL
                                          SERVICES, INC.


                                          By:___________________________
                                             Name: David F. D'Alessandro
                                             Title: Chairman, President and
                                                    Chief Executive Officer


                                          EXECUTIVE:


                                          ______________________________
                                          Michael A. Bell


                                          MANULIFE FINANCIAL CORPORATION


                                          By:___________________________
                                             Name: Dominic D'Alessandro
                                             Title: President and Chief
                                                    Executive Officer


Signature Page to Amendment to Employment Continuation Agreement